UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 2, 2007

(Date of Earliest Event Reported)

KYPHON INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	Commission File:	77-0366069
(State or Other Jurisdiction of Incorporation or Organization)	000-49804	(I.R.S. Employer Identification No.)

1221 Crossman Avenue

Sunnyvale, California 94089

(Address of Principal Executive Offices)

(408) 548-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the merger (the “Merger”) of Jets Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Medtronic, Inc., with and into Kyphon Inc., a Delaware corporation (“Kyphon”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) entered into by Medtronic, Inc. (“Medtronic”), Jets Acquisition Corporation and Kyphon, Kyphon became obligated to commence an offer (the “Offer”) to purchase its outstanding Notes (defined in Item 2.04 below), as described in the Notice included as Exhibit 99.1 to this Form 8-K, the Notice of Fundamental Change and Offer to Purchase dated November 8, 2007 (the “Offer to Purchase”) included as Exhibit 99.2 to this Form 8-K and in Article XI of the indenture included as Exhibit 4.2 to this Form 8-K (the “Indenture”), which descriptions are hereby incorporated by reference into this Item 2.03. Pursuant to the Offer, Kyphon notified holders of the Notes that, subject to the terms and conditions of the Offer to Purchase, it will purchase the notes for a purchase price in cash equal to 100% of the principal amount of the notes, plus accrued and unpaid interest (including any additional interest and reporting interest) up to, but excluding the payment date, currently scheduled to be December 12, 2007 unless the expiration time of the Offer is extended.

ITEM 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Notes

As previously reported, on October 17, 2007, Kyphon delivered a notice to the holders of its 1.00% Convertible Senior Notes due 2012 (CUSIP No. 501577AA8) (the “2012 Notes”) and 1.25% Convertible Senior Notes due 2014 (CUSIP No. 501577AB6) (the “2014 Notes” and, together with the 2012 Notes, the “Notes”), that an anticipated Fundamental Change (as defined in the Indenture) would occur upon the consummation of the Merger and that, as a result, the Notes were convertible into cash and, under certain circumstances, shares of common stock of Kyphon. A copy of the Notice is included as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference into this Item 2.04.

On November 8, 2007, Kyphon delivered the Offer to Purchase to the holders of its Notes, which, among other things, notified holders of the Notes that they could convert their notes until 35 calendar days after the actual effective date of the Merger or the related Fundamental Change Purchase Date (as defined in the Indenture), which is currently expected to be December 12, 2007 (the “Convertibility Period”). The Offer to Purchase also stated that if holders convert their notes during the Convertibility Period, they will be entitled to receive an increase in the conversion rate applicable to the notes that are converted.

As described in the Offer to Purchase, for each $1,000 principal amount of Notes converted, the holder thereof is entitled to receive $1,220.85 in cash plus the following additional amount:

•

with respect to the 2012 Notes, Holders will receive an additional $101.07 of cash, and so will receive a total of $1,321.92 of cash per $1,000 principal amount of notes converted during the Convertibility Period; and

•

with respect to the 2014 Notes, Holders will receive an additional $110.41 of cash, and so will receive a total of $1,331.26 of cash per $1,000 principal amount of notes converted during the Convertibility Period.

Holders who fail to convert during the Convertibility Period will not be entitled to this additional payment upon conversion if the Notes become convertible again in accordance with the terms of the Indenture. A copy of the Offer to Purchase is included as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

As described in Item 2.03 above, as a result of the Merger, Kyphon became obligated to commence the Offer. The Offer is described in, and is being conducted subject to the terms and conditions of, the Offer to Purchase.

The increase in the conversion rate applicable to the Notes and the Offer are described in the Offer to Purchase included as Exhibit 99.2 to this Form 8-K and in Articles XI and XII of the Indenture included as Exhibit 4.2 to this Form 8-K, which descriptions are hereby incorporated by reference into this Item 2.04.

Hedge Securities

In connection with the sale of the Notes, Kyphon entered into convertible note hedge transactions with respect to its Common Stock with JPMorgan Chase Bank, National Association, London Branch, Goldman, Sachs & Co. and Bank of America, N.A. (the “Hedge Participants”) providing for a call option requiring the Hedge Participants, upon exercise of the call option, to deliver to Kyphon cash and/or stock in the event of conversion of the Notes by holders thereof. In connection with the Merger, Kyphon will unwind the hedge transactions which will result in a payment to Kyphon becoming due.

Kyphon also entered into warrant transactions with the Hedge Participants. The warrants issued to the Hedge Participants entitle the Hedge Participants to purchase a number of shares of Common Stock equal to the number of such shares initially issuable under the Notes. The Merger will result in cancellation and payment of the warrants which will result in Kyphon being obligated to deliver a payment to the Hedge Participants in an amount that is less than the amount owed by the Hedge Participants to Kyphon as a result of the unwinding of the hedge transactions.

A description of the call option and the warrant transaction is included in Kyphon’s Form 8-K filed with the Securities and Exchange Commission on February 12, 2007, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

4.1	Description of Notes, Indenture and Call Option and Warrant Transactions(1)

4.2	Indenture, dated as of February 6, 2007, between Kyphon Inc. and U.S. Bank National Association as trustee (including form of 1.00% Convertible Senior Note due 2012 and form of 1.25% Convertible Senior Note due 2014)(2)

99.1	Notice of Anticipated Fundamental Change dated October 17, 2007(3)

99.2	Notice of Fundamental Change and Offer to Purchase dated November 8, 2007(4)

(1)	Incorporated by reference to Kyphon’s Form 8-K, filed with the Securities and Exchange Commission on February 12, 2007.

(2)	Incorporated by reference to Exhibit 4.1 to Kyphon’s Form 8-K, filed with the Securities and Exchange Commission on February 12, 2007.

(3)	Incorporated by reference to Exhibit 99.1 to Kyphon’s Form 8-K, filed with the Securities and Exchange Commission on October 23, 2007

(4)	Incorporated by reference to Exhibit (a)(1) to Kyphon’s Schedule TO, filed with the Securities and Exchange Commission on November 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2007

KYPHON INC.

By:	/s/ Arthur T. Taylor
Name: Arthur T. Taylor Title: Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Description of Notes, Indenture and Call Option and Warrant Transactions(1)

4.2	Indenture, dated as of February 6, 2007, between Kyphon Inc. and U.S. Bank National Association as trustee (including form of 1.00% Convertible Senior Note due 2012 and form of 1.25% Convertible Senior Note due 2014)(2)

99.1	Notice of Anticipated Fundamental Change dated October 17, 2007(3)

99.2	Notice of Fundamental Change and Offer to Purchase dated November 8, 2007(4)

(1)	Incorporated by reference to Kyphon’s Form 8-K, filed with the Securities and Exchange Commission on February 12, 2007.

(2)	Incorporated by reference to Exhibit 4.1 to Kyphon’s Form 8-K, filed with the Securities and Exchange Commission on February 12, 2007.

(3)	Incorporated by reference to Exhibit 99.1 to Kyphon’s Form 8-K, filed with the Securities and Exchange Commission on October 23, 2007

(4)	Incorporated by reference to Exhibit (a)(1) to Kyphon’s Schedule TO, filed with the Securities and Exchange Commission on November 8, 2007